Exhibit 10.3

SEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of December 3, 2024, by and among RUBICON TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), RUBICON TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, RUBICON GLOBAL, LLC, a Delaware limited liability company, CLEANCO LLC, a New Jersey limited liability company, CHARTER WASTE MANAGEMENT, INC., a Delaware corporation, RIVERROAD WASTE SOLUTIONS, INC., a New Jersey corporation (each individually as a “Borrower”, and collectively as “Borrowers”), RUBICON TECHNOLOGIES, INC., a Delaware corporation (“Parent”), MIZZEN CAPITAL, LP, as agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender, constituting the Required Lenders.

Recitals

A. Agent, Lenders, Borrowers and Parent have entered into that certain Loan and Security Agreement dated as of December 22, 2021 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. Borrower Representative has requested, and Agent and the Lenders party hereto have agreed, to, inter alia, amend certain provisions of the Existing Credit Agreement, all in accordance with the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Borrowers and Parent hereby agree as follows:

1. Recitals. This Amendment shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section 3 below, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in the pages attached as Annex A hereto.

3. Conditions Precedent. This Amendment shall be effective upon the date on which each of the following conditions shall have been satisfied to the reasonable satisfaction of the Agent (such date, the “Seventh Amendment Effective Date”):

(a) the Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by each of the Credit Parties, each Lender and the Agent;

(b) all obligations of the Credit Parties’ under the Revolving Loan Agreement (as defined the Existing Credit Agreement prior to giving effect to this Amendment) shall have been repaid in full substantially concurrently with the Seventh Amendment Effective Date, and Agent shall have received a copy of an executed payoff letter and related UCC-3 termination statements and other releases, if applicable, terminating all Liens securing such obligations, in form and substance satisfactory to Agent;

(c) all obligations of the Credit Parties’ under the Avenue Term Loan Credit Agreement (as defined the Existing Credit Agreement prior to giving effect to this Amendment) shall have been repaid in full substantially concurrently with the Seventh Amendment Effective Date, and Agent shall have received a copy of an executed payoff letter and related UCC-3 termination statements and other releases, if applicable, terminating all Liens securing such obligations, in form and substance satisfactory to Agent;

(d) the Agent shall have received copies of the ABL Financing Documents, duly authorized, executed and delivered by each of the parties thereto, such ABL Financing Documents shall be in form and substance satisfactory to the Agent and the initial funding of loans thereunder shall have occurred; and

(e) prior to, or substantially contemporaneously with, the occurrence of the Seventh Amendment Effective Date, the Borrowers shall have made a mandatory prepayment in respect of the Term Loans pursuant to Section 2.1(c)(i) of the Credit Agreement in an aggregate amount equal to $8,000,000.

4. Representations and Warranties. Each of the Credit Parties party hereto hereby represents and warrants to Agent and the Lenders as of the Seventh Amendment Effective Date as follows:

(a) Each Credit Party has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder and thereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by each Credit Party and constitute the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms. Each Credit Party has all requisite power and authority to perform all of its obligations under the Credit Agreement and the Credit Agreement constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms.

(b) The execution, delivery and performance by each Credit Party of this Amendment and any other agreements or instruments required hereunder have been duly authorized and do not violate such Credit Party’s Organizational Documents or any applicable law or any material agreement or instrument or any court order which is binding upon such party or its property.

(c) Both immediately prior to and following the Seventh Amendment Effective Date, each of the representations and warranties of the Credit Parties set forth in the Credit Agreement or in any other Financing Document (including this Amendment) are true and correct in all material respects on and as of the Seventh Amendment Effective Date except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date and any representation and warranty that is qualified by references to materiality or Material Adverse Effect or similar term or qualification, is true and correct in all respects and any representation and warranty that is qualified by references to materiality or Material Adverse Effect or similar term or qualification, is true and correct in all respects.

(d) As of immediately prior to the Seventh Amendment Effective Date and immediately after giving effect to the Seventh Amendment, no Default or Event of Default has occurred and is continuing on and as of the Seventh Amendment Effective Date.

5. Effect of this Amendment; Ratification.

(a) Except as expressly set forth herein, no amendments, consents, changes or modifications to the Existing Credit Agreement, the Credit Agreement or any other Financing Document are intended or implied by this Amendment, and the Credit Agreement and the other Financing Documents are hereby specifically ratified and confirmed by all parties hereto as of the Seventh Amendment Effective Date. This Amendment shall not operate as a waiver of any obligation of any Credit Party under, or any right, power, or remedy of the Agent or the Lenders under the Credit Agreement or the other Financing Documents. This Amendment is not a novation or discharge of any of the obligations of the Credit Party under the Existing Credit Agreement, the Amended Credit Agreement and the other Financing Documents. This Amendment shall be deemed to be a Financing Document. No Credit Party shall be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment.

(b) For the benefit of the Agent and the Lenders, each of the Credit Parties hereby (i) affirms and confirms its guarantees, pledges, grants of collateral and security interests and other undertakings under the Existing Credit Agreement, the Credit Agreement and the other Financing Documents, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Credit Agreement, the Credit Agreement and each of the other Financing Documents and (iii) agrees that (x) the Credit Agreement and each other Financing Document shall continue to be in full force and effect and (y) all guarantees, pledges, grants of collateral and security interests and other undertakings under the Existing Credit Agreement, the Credit Agreement and each other Financing Document shall continue to be in full force and effect and shall accrue to the benefit of the Agent and the Lenders.

(c) All of the Obligations and Existing Obligations of the Credit Parties, including all interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by the Credit Parties to the Agent and the Lenders under the Existing Credit Agreement, the Credit Agreement and each of the other Financing Documents, are unconditionally owing by the Credit Parties to the Agent and each Lender, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever and shall be payable in accordance with the terms of the Credit Agreement and the other Financing Documents.

(d) Holdings hereby reaffirms, ratifies and confirms all of its obligations under each of that certain letter agreement, dated December 30, 2022, between Mizzen Capital, LP and Holdings and that certain letter agreement, dated December 30, 2022, between Mizzen Capital, LP and Star Strong Capital LLC, and agrees that such letter agreements shall continue to apply to the Warrants.

6. Miscellaneous.

(a) Release. Each of the Credit Parties, jointly and severally, on behalf of itself and each of its Subsidiaries and affiliates, hereby waives, releases and discharges each Lender and the Agent, and all of the directors, officers, employees, attorneys, agents, successors and assigns of each Lender and the Agent, from any and all claims, demands, actions, causes of action, damages, costs, expenses and liabilities, known or unknown, anticipated or unanticipated, suspected or unsuspected, asserted or unasserted, fixed, contingent or conditional, at law or in equity, arising out of or in any way relating to the Existing Credit Agreement, the Credit Agreement or any other Financing Document or any documents, agreements, dealings or other matters connected with the Financing Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, any actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this Section 6(a) shall be effective on the date hereof regardless of whether or not any conditions to the effectiveness of this Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

(b) Form. Each agreement, document, instrument or other writing to be furnished to Agent under any provision of this Amendment must be in form and substance satisfactory to Agent and their counsel.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment or any other Financing Documents.

(d) Severability. In the case any provision in this Amendment shall be invalid, illegal or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(e) Costs, Expenses and Attorneys’ Fees. The Credit Parties agree to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel as provided for in Section 13.14 of the Credit Agreement.

(f) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(g) Counterparts; Fax/Email Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

(h) Governing Law. This Amendment and the other FINANCING Documents SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(i) Entirety. The CREDIT AGREEMENT AND THE FINANCING DOCUMENTS Represent the Final Agreement among the partieS hereto and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CREDIT PARTIES:

RUBICON GLOBAL, LLC, as a Borrower and a Credit Party

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	Interim Chief Executive Officer

RIVERROAD WASTE SOLUTIONS, INC., as a Borrower and a Credit Party

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	Interim Chief Executive Officer

RUBICON TECHNOLOGIES HOLDINGS, LLC, as a Borrower and a Credit Party

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	Interim Chief Executive Officer

CLEANCO LLC, as a Borrower and a Credit Party

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	Interim Chief Executive Officer

CHARTER WASTE MANAGEMENT, INC., as a Borrower and a Credit Party

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	Interim Chief Executive Officer

RUBICON TECHNOLOGIES INTERNATIONAL, INC., as a Borrower and a Credit Party

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	Interim Chief Executive Officer

Signature Page to Seventh Amendment to Loan and Security Agreement

CREDIT PARTIES:

RUBICON TECHNOLOGIES, INC., as Parent

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	Interim Chief Executive Officer

Signature Page to Seventh Amendment to Loan and Security Agreement

AGENT:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL GP, LLC,
its General Partner

By:	/s/ Marilyn Adler
Name:	Marilyn Adler
Title:	Managing Partner

LENDERS:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL CP, LLC, its General Partner

By:	/s/ Marilyn Adler
Name:	Marilyn Adler
Title:	Managing Partner

STAR STRONG CAPITAL LLC

By:	/s/ Spring Hollis
Name:	Spring Hollis
Title:	Chief Executive Officer

Signature Page to Seventh Amendment to Loan and Security Agreement